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                                                                    EXHIBIT 23.1


                          Independent Auditors' Consent

The Board of Directors
Third Wave Technologies, Inc.


We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 12, 2001 in the Registration Statement (Form S-1 No. 333-42694) and related Prospectus of Third Wave Technologies, Inc. dated February 7, 2001.

                                       /s/ Ernst & Young LLP
                                       ---------------------------------
                                       Ernst & Young LLP

Milwaukee, Wisconsin
February 7, 2001